                                                                   EXHIBIT 99.11


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

Great River Cruise Line, L.L.C.,


                                                        Case Number 01-10963 EIK

                    Debtor.                             Chapter 11



                       SCHEDULE OF ASSETS AND LIABILITIES
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of Great River Cruise Line, L.L.C., the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Summary of Schedules and Schedule A, B, D, E, F, G and H (collectively, the "Schedules"), and that they are true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Schedules accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       Great River Cruise Line, L.L.C.
                                       Two North Riverside Plaza
                                       Chicago, IL 60606-2609

                      UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF DELAWARE

In re:GREAT RIVER CRUISE LINE, L.L.C.                  Case Number:01-10963(EIK)

                       SCHEDULE OF ASSETS AND LIABILITIES







Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend these Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Schedules of Assets and LIabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:GREAT RIVER CRUISE LINE, L.L.C.                  Case No:01-10963(EIK)

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.
Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.


                                                   ATTACHED
      NAME OF SCHEDULE                              (YES/NO)        ASSETS              LIABILITIES
A.  Real Property                                     Yes      $          0.00

B.  Personal Property                                 Yes      $19,004,335.10

D.  Creditors Holding Secured Claims                  Yes                              $         0.00
E.  Creditors Holding Unsecured Priority Claims       Yes                              $     1,706.55

F.  Creditors Holding Unsecured Nonpriority Claims    Yes                              $16,436,484.05

G.  Executory Contracts and Unexpired Leases          Yes

H.  Codebtors                                         Yes

  EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)            No

J.  Current Expenditure of Individual Debtor(s)       No


            TOTALS                                              $19,004,335.10         $16,438,190.60

GREAT RIVER CRUISE LINE, L.L.C.                                  01-10963 (EIK )
      Debtor                                                        Case No.

                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.


                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE

GREAT RIVER CRUISE LINE, L.L.C.                                  01-10963 (EIK )
          Debtor                                                    Case No.

                           SCHEDULE A - REAL PROPERTY

                                                                Net Book Value
                                                            of Debtor's Interest
                                                            in Property, Without
                                                            Deducting any Secured
Description and Location      Nature of Debtor's             Claim or Exemption           Amount of
of Property                   Interest in Property                                        Secured Claim
          -None-

                                 Total Debtor -

                                 Total -

GREAT RIVER CRUISE LINE, L.L.C.                                 01-10963 (EIK )
          Debtor                                                   Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."



                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE


In re:  GREAT RIVER CRUISE LINE, L.L.C.               Case No:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION      NET BOOK
    TYPE OF PROPERTY                                                NONE         OF PROPERTY                   VALUE(*)
1.   Cash on hand.                                                               SEE EXHIBIT-B1                    $54,690.01

2.   Checking, savings or other financial accounts, certificates                 SEE EXHIBIT-B2                    $ 9,832.97
     of deposit, or shares in banks, savings and loan, thrift,
     building and loan, and homestead associations, or
     credit unions, brokerage houses, or cooperatives.

3.   Security deposits with public utilites, telephone                  X        NONE                              $     0.00
     companies, landlords and others.

4.   Household goods and furnishings, including audio, video            X        NONE                              $     0.00
     and computer equipment.

5.   Books, pictures and other art objects, antiques, stamp,                     SEE EXHIBIT-B5                    $     0.00
     coin, record, tape, compact disc and
     other collections or collectibles.

6.   Wearing apparel.                                                   X        NONE                              $     0.00

7.   Furs and jewelry.                                                  X        NONE
                                                                                                                   $     0.00

8.   Firearms and sports, photographic and other hobby                  X        NONE                              $     0.00
     equipment.

9.   Interests in insurance policies. Name of insurance                 X        NONE                              $     0.00
     company of each policy and itemize surrender or
     refund value of each.

10.  Annuities. Itemize and name each issuer.                           X        NONE                              $     0.00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit         X        NONE                              $     0.00
      sharing plan.

12.  Stock and interest in incorporated and unincorporated              X        NONE                              $     0.00
      businesses.

                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE


In re:  GREAT RIVER CRUISE LINE, L.L.C.               Case No:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION       NET BOOK
    TYPE OF PROPERTY                                                NONE         OF PROPERTY                    VALUE(*)
13.  Interest in partnerships or joint ventures.                      X          NONE                           $        0.00

14.  Government and corporate bonds and other negotiable              X          NONE                           $        0.00
      and non-negotiable instruments.

15.  Accounts receivable.                                                        SEE EXHIBIT-B15                $6,399,121.20

16.   Alimony, maintenance, support and property settlements          X          NONE                           $        0.00
       to which the debtor is or may be entitled.

17.   Other liquidated debts owing debtor including tax refunds.                 SEE EXHIBIT-B17                $        0.00

18.  Equitable future interests, life estates, and rights or          X          NONE                           $        0.00
      powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.  Contingent and noncontigent interests in estate of a             X          NONE                           $        0.00
      decedent, death benefit plan, life insurance policy or
      trust

20.  Other contingent and unliquidated claims of every nature,                   SEE EXHIBIT-B20                $    1,082.00
      including tax refunds, counterclaims of the debtor and
      rights to setoff claims.

21.  Patents, copyrights and other intellectual property.             X          NONE                           $        0.00

22.  Licenses, franchises and other general intangibles.                         SEE EXHIBIT-B22                $        0.00

                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE


In re:  GREAT RIVER CRUISE LINE, L.L.C.               Case No:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION      NET BOOK
    TYPE OF PROPERTY                                              NONE           OF PROPERTY                   VALUE(*)
23.  Automobiles, trucks, trailers and other vehicles and              X         NONE                          $         0.00
      accessories.

24.  Boats, motors and accessories.                                              SEE EXHIBIT-B24               $ 8,964,524.89

25.  Aircraft and accessories.                                         X         NONE                          $         0.00

26.  Office equipment, furnishings and supplies.                       X         NONE                          $         0.00

27.  Machinery, fixtures, equipment and supplies used in               X         NONE                          $         0.00
      business.

28.  Inventory.                                                                  SEE EXHIBIT-B28               $   270,331.59

29.  Animals.                                                          X         NONE                          $         0.00

30.  Crop - growing or harvested.                                      X         NONE                          $         0.00

31.  Farm equipment and implements.                                    X         NONE                          $         0.00

32.  Farm supplies, chemicals and feed.                                X         NONE                          $         0.00

33.  Other personal property of any kind not already listed.                     SEE EXHIBIT-B33               $ 3,304,752.44

                                                       TOTAL:                                                  $19,004,335.10

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 1 OF 10

IN RE: GREAT RIVER CRUISE LINE, L.L.C.                 CASE NO:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B1


ASSET ID     DESCRIPTION                     LOCATION                                   NET BOOK  VALUE
58           PETTY CASH                      ON BOARD THE DELTA QUEEN                      $47,475.63
                                             C/O ROBIN STREET WHARF
                                             1380 PORT OF NEW ORLEANS PLACE
                                             NEW ORLEANS, LA 70130-1890

270          PETTY CASH IN TRANSIT           IN TRANSIT TO THE OFFICE                      $ 7,214.38

                                                TOTAL                                      $54,690.01

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 2 OF 10

IN RE: GREAT RIVER CRUISE LINE, L.L.C.                 CASE NO:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2

ASSET ID     DESCRIPTION                     LOCATION                                   NET BOOK  VALUE
93           DELTA QUEEN - STEAMER ACCOUNT   HIBERNIA NATIONAL BANK                       $9,832.97
             ACCOUNT NUMBER 812-395-270      313 CARONDELET
                                             NEW ORLEANS, LA 70130

                                             TOTAL                                        $9,832.97

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 3 OF 10

IN RE: GREAT RIVER CRUISE LINE, L.L.C.                 CASE NO:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5


ASSET ID     DESCRIPTION                     LOCATION                                   NET BOOK  VALUE
535

                                             TOTAL                                          $0.00

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 4 OF 10

IN RE: GREAT RIVER CRUISE LINE, L.L.C.                 CASE NO:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15


ASSET ID     DESCRIPTION                     LOCATION                                   NET BOOK  VALUE
514          CREDIT CARD RECEIVABLES         PAYMENT TECH, AMERICAN EXPRESS,            $    9,685.16
                                             & NOVUS (DISCOVER)

361          INTERCOMPANY RECEIVABLES        CAPE MAY LIGHT, LLC                        $   24,875.25

362          INTERCOMPANY RECEIVABLES        DELTA QUEEN COASTAL VOYAGES, L.L.C.        $   18,978.71

363          INTERCOMPANY RECEIVABLES        GREAT PACIFIC NW CRUISE LINE, LLC          $    1,882.08

364          INTERCOMPANY RECEIVABLES        THE DELTA QUEEN STEAMBOAT CO.              $6,343,700.00

                                             TOTAL                                      $6,399,121.20

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 5 OF 10

IN RE: GREAT RIVER CRUISE LINE, L.L.C.                 CASE NO:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B17


ASSET ID     DESCRIPTION                     LOCATION                                   NET BOOK  VALUE
556

                                              TOTAL                                         $0.00


Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 6 OF 10

IN RE: GREAT RIVER CRUISE LINE, L.L.C.                 CASE NO:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20


ASSET ID     DESCRIPTION                     LOCATION                                   NET BOOK  VALUE
264          TAX REFUND MINNESOTA            GREAT RIVER CRUISE LINE, LLC                    $  200.00

266          TAX REFUND WEST VIRGINIA        GREAT RIVER CRUISE LINE, LLC                    $  507.00

265          TAX REFUND WISCONSIN            GREAT RIVER CRUISE LINE, LLC                    $  375.00

                                                 TOTAL                                       $1,082.00



Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 7 OF 10

IN RE: GREAT RIVER CRUISE LINE, L.L.C.                 CASE NO:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B22


ASSET ID     DESCRIPTION                              LOCATION                        NET BOOK  VALUE
488          LIQUOR LICENSE                           STATE OF LOUISIANA                  UNKNOWN
             LICENSE/CERTIFICAT# 3600007070

489          LIQUOR LICENSE                           CITY OF NEW ORLEANS                 UNKNOWN
             LICENSE/CERTIFICATE# 14-2467

                                                          TOTAL                             $0.00

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 8 OF 10

IN RE: GREAT RIVER CRUISE LINE, L.L.C.                 CASE NO:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B24


ASSET ID     DESCRIPTION                     LOCATION                                   NET BOOK  VALUE
19           VESSEL                          ROBIN STREET WHARF                          $8,964,524.89
                                             1380 PORT OF NEW ORLEANS PLACE
                                             NEW ORLEANS, LA 70130-1890

                                                                       TOTAL             $8,964,524.89

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                          PAGE 9 OF 10

IN RE: GREAT RIVER CRUISE LINE, L.L.C.                 CASE NO:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28


ASSET ID     DESCRIPTION                                       LOCATION                    NET BOOK  VALUE
466         INVENTORY:                                         GREAT RIVER CRUISE LINE       $270,331.59
            FOOD, BEVERAGE, HOTEL SUPPLY, GIFTSHOP, TECH
            CONSUMABLES, BUNKER FUEL, DIESEL FUEL

                     TOTAL                                                                   $270,331.59

                      UNITED STATES BANKRUPTCY COURT                     1/4/02
                      DISTRICT OF DELAWARE                         PAGE 10 OF 10

IN RE: GREAT RIVER CRUISE LINE, L.L.C.                 CASE NO:  01-10963 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33


ASSET ID     DESCRIPTION                           LOCATION                                   NET BOOK  VALUE
515          PRE-PAID EXPENSE                      ROBIN STREET WHARF                            $   37,922.40
                                                   1380 PORT OF NEW ORLEANS PLACE
                                                   NEW ORLEANS, LA  70130-1890

23           VESSEL IMPROVEMENTS - 10 YEARS        ROBIN STREET WHARF                            $1,978,360.41
                                                   1380 PORT OF NEW ORLEANS PLACE
                                                   NEW ORLEANS, LA 70130-1890

20           VESSEL IMPROVEMENTS - 3 YEARS         ROBIN STREET WHARF                            $  159,653.24
                                                   1380 PORT OF NEW ORLEANS PLACE
                                                   NEW ORLEANS, LA 70130-1890

21           VESSEL IMPROVEMENTS - 5 YEARS         ROBIN STREET WHARF                            $  998,149.56
                                                   1380 PORT OF NEW ORLEANS PLACE
                                                   NEW ORLEANS, LA 70130-1890

22           VESSEL IMPROVEMENTS - 7 YEARS         ROBIN STREET WHARF                            $  130,666.83
                                                   1380 PORT OF NEW ORLEANS PLACE
                                                   NEW ORLEANS, LA 70130-1890

                                                           TOTAL                                 $3,304,752.44

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963 (EIK )

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.


                                  SEE ATTACHED

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount        Unsecured
 Mailing Address                    before the date listed                                         of Claim      Portion
 Including Zip Code                 below.                            Unliquidated                               if Any

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                               Date                   Amount
Sub Schedule                   SECURED BANK DEBT

CHASE MANHATTAN BANK (THE)                                     X      X         X        X
C/O CHASE SECURITIES INC.      AMENDED AND RESTATED CREDIT
10 SOUTH LASALLE STREET        AGREEMENT DATED 9/14/00 AND
CHICAGO  IL  60603             TRUST INDENTURE DATED 2/25/99
Creditor: 126604 - 27          FINANCING FOR WORKING CAPITAL
                               FACILITY SECURED BY MORTGAGE IN
                               "DELTA QUEEN"
                                                                                                   $ .00             $ .00

           Total Sub Schedule:                                                                     $0.00             $0.00

             Total Schedule D:                                                                     $0.00             $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963 (EIK )

            SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority, should be listed on this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and completeSchedule H - Codebtors.If a joint petition is filed, state whether husband, wife, both of them or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

If the claim is contingent, place an "X" in the column labled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the complete schedule. Repeat this total also on the Summary of Schedules.

[ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS(Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

     Extensions of Credit in an Involuntary Case

[ ] Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before earlier of the appointment of a trustee or the order for relief. 11 U.S.C ss. 507(a)(2).

     Wages, Salaries, and Commissions

[ ] Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650 per person, earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C ss. 507(a)(3).

     Contributions to Employee Benefit Plans

[ ] Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(4).

     Certain Farmers and Fishermen

[ ] Claims of certain farmers and fishermen, up to $4,650 per farmer or fisherman, against the debtor, as provided in 11 U.S.C ss. 507(a)(5).

                      UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE

In re:GREAT RIVER CRUISE LINE, L.L.C.                Case Number:01-10963 (EIK )

      Deposits by Individuals

[ ] Claims of individuals up to $2,100 for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C.ss.507(a)(6).

      Alimony, Maintenance, or Support

[ ] Claims of a spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C ss. 507(a)(7) on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

     Taxes and Certain Other Debts Owed to Government Units

[X] Taxes, customs, duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.C ss. 507(a)(8).

     Commitments to Maintain the Capital of an Insured Depository Institution

[ ] Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. ss. 507(a)(9).

     The amount of 2001 pre-petition property taxes is unknown at this time. The debtor is awaiting receipt of assessments from the various jurisditions.

     Amounts listed may include employee-related claims which were paid after the petition date in the ordinary course of business.


                                  See Attached

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                         Amount            Amount
 Mailing Address                    before the date listed                                        of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                  Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

 AUGUSTA BOARD OF EDUCATION
                                    10/19/2001                 X       X         X
 307 BRACKEN STREET
 AUGUSTA  KY  41002
 Creditor: 21316 - 03

                                                                                                  $ .00              UNKNOWN

 BUREAU OF TAXATION
                                    10/19/2001                 X       X         X
 SALES TAX SECTION
 AUGUSTA  MA  04332-1065
 Creditor: 21387 - 03

                                                                                                  $ .00              UNKNOWN

 BUREAU OF TOBACCO AND FIREARMS
                                    10/19/2001                 X       X         X
 FLOOR STOCKS TAX
 P.O. BOX 371951
 PITTSBURGH  PA  15251-7951
 Creditor: 21423 - 03

                                                                                                  $ .00              UNKNOWN

 CITY OF DOVER
                                    10/19/2001                 X       X         X
 CITY TAX COLLECTOR
 ATTN: JAMES SCURLOCK
 P.O. BOX 447
 DOVER  TN  37058
 Creditor: 21439 - 03

                                                                                                  $ .00              UNKNOWN

 CITY TREASURER
                                    10/19/2001                 X       X         X
 ATTN: CARL LEVI
 102 CITY HALL
 CHATTANOOGA  TN  37402-4284
 Creditor: 21433 - 03

                                                                                                  $ .00              UNKNOWN

 CITY OF ASHLAND
                                    10/19/2001                 X       X         X
 ATTN: PSC TAX
 P.O. BOX 1839
 ASHLAND  KY  41105-1839
 Creditor: 21315 - 03

                                                                                                  $ .00              UNKNOWN

 CITY OF AUGUSTA
                                    10/19/2001                 X       X         X
 BOX 85
 AUGUSTA  KY  41002
 Creditor: 21317 - 03

                                                                                                  $ .00              UNKNOWN

 CITY OF BELLEVUE
                                    10/19/2001                 X       X         X
 616 POPLAR
 BELLEVUE  KY  41073
 Creditor: 21320 - 03

                                                                                                  $ .00              UNKNOWN

 CITY OF BROMLEY
                                    10/19/2001                 X       X         X
 226 BOONE STREET
 BROMLEY  KY  41016
 Creditor: 21322 - 03

                                                                                                  $ .00              UNKNOWN

                                                                               Page 1 of 22       $0.00                $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

CITY OF CALIFORNIA                  10/19/2001                 X      X        X
P.O. BOX 25
CALIFORNIA  KY  41007
Creditor: 21326 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF CARROLLTON                  10/19/2001                 X      X        X
P.O. BOX 156
750 CLAY STREET
CARROLLTON  KY 41008
Creditor: 21328 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF CATLETTSBURG                10/19/2001                 X      X        X
P.O. BOX 533
CATLETTSBURG  KY 41129
Creditor: 21329 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF CLARKSVILLE                 10/19/2001                 X      X        X
TAX COLLECTOR
P.O. BOX 928
CLARKSVILLE  TN 37041-0928
Creditor: 21436 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF CLOVERPORT                  10/19/2001                 X      X        X
227 WEST MAIN
CLOVERPORT  KY 40111
Creditor: 21332 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF COVINGTON                   10/19/2001                 X      X        X
638 MADISON AVENUE
COVINGTON  KY  41011
Creditor: 21333 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF DAYTON                      10/19/2001                 X      X        X
514 6TH AVENUE
DAYTON  KY   41074
Creditor: 21335 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF EDDYVILLE                   10/19/2001                 X      X        X
P.O. BOX 744
EDDYVILLE  KY  42038
Creditor: 21336 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF FORT THOMAS                 10/19/2001                 X      X        X
130 N. FT. THOMAS AVENUE
FORT THOMAS  KY 41075
Creditor: 21340 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 2 of 22                                                   $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

CITY OF GHENT                       10/19/2001                 X      X        X
P.O. BOX 333
GHENT  KY  41045
Creditor: 21344 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF HAWESVILLE                  10/19/2001                 X      X        X
P.O. BOX 157
HAWESVILLE  KY  42348
Creditor: 21347 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF HENDERSON                   10/19/2001                 X      X        X
P.O. BOX 716
HENDERSON  KY  42419
Creditor: 21349 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF KUTTAWA                     10/19/2001                 X      X        X
P.O. BOX 400
KUTTAWA  KY  42055
Creditor: 21352 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF LEWISPORT                   10/19/2001                 X      X        X
P.O. BOX 22
LEWISPORT  KY  42351
Creditor: 21354 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF LOUISVILLE TREASURER        10/19/2001                 X      X        X
611 W. JEFFERSON STREET
LOUISVILLE  KY  40202-2763
Creditor: 21355 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF LUDLOW                      10/19/2001                 X      X        X
P.O. BOX 16188
LUDLOW  KY 41016
Creditor: 21357 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF MAYSVILLE                   10/19/2001                 X      X        X
216 BRIDGE STREET
MAYSVILLE  KY 41056
Creditor: 21359 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF MELBOURNE                   10/19/2001                 X      X        X
502 GARFIELD AVENUE
MELBOURNE  KY 41059
Creditor: 21361 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 3 of 22                                                   $0.00             $  0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

CITY OF MEMPHIS TREASURER           10/19/2001                 X      X        X
125 N. MAIN ROOM 375
MEMPHIS  TN  38103-2080
Creditor: 21446 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF MENTOR                      10/19/2001                 X      X        X
CITY CLERK
P.O. BOX 3
MENTOR  KY  41007
Creditor: 21362 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF MILTON                      10/19/2001                 X      X        X
10179 HIGHWAY 421 N.
MILTON  KY 40045
Creditor: 21363 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF NEW ORLEANS                 10/19/2001                 X      X        X
DEPARTMENT OF FINANCE
BUREAU OF REVENUE
P.O. BOX 61840
NEW ORLEANS  LA  70161-1840
Creditor: 21385 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF NEWPORT                     10/19/2001                 X      X        X
FINANCE DEPARTMENT
998 MONMOUTH STREET
NEWPORT  KY 41071-2184
Creditor: 21365 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF OWENSBORO                   10/19/2001                 X      X        X
101 EAST 4TH STREET
OWENSBORO  KY  42303
Creditor: 21367 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF PADUCAH                     10/19/2001                 X      X        X
FINANCE OFFICE
P.O. BOX 2697
PADUCAH  KY 42002-2697
Creditor: 21369 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF RUSSELL                     10/19/2001                 X      X        X
P.O. BOX 394
RUSSELL  KY 41169
Creditor: 21371 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF SILVER GROVE                10/19/2001                 X      X        X
308 OAK STREET
P.O. BOX 417
SILVER GROVE  KY 41085
Creditor: 21372 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 4 of 22                                                   $0.00             $  0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

CITY OF SMITHLAND                   10/19/2001                 X      X        X
P.O. BOX 287
SMITHLAND  KY 42081
Creditor: 21373 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF WARSAW                      10/19/2001                 X      X        X
CITY CLERK
101 WEST MARKET STREET
P.O. BOX 785
WARSAW  KY 41095
Creditor: 21376 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF WEST POINT                  10/19/2001                 X      X        X
509 ELM STREET
WEST POINT  KY 40177
Creditor: 21378 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF WICKLIFFE KENTUCKY          10/19/2001                 X      X        X
TAX COLLECTOR
P.O. BOX 175
WICKLIFFE  KY 42087
Creditor: 21379 - 03

                                                                                                   $ .00             UNKNOWN

CITY OF WURTLAND                    10/19/2001                 X      X        X
CITY CLERK/TREASURER
500 WURTLAND AVENUE
WURTLAND  KY 41144
Creditor: 21381 - 03

                                                                                                   $ .00             UNKNOWN

COMPTROLLER OF PUBLIC ACCOUNTS      10/19/2001                 X      X        X
111 E 17TH STREET
AUSTIN  TN  78774-0100
Creditor: 21458 - 03

                                                                                                   $ .00             UNKNOWN

COMPTROLLER OF PUBLIC ACCOUNTS      10/19/2001                 X      X        X
111 E 17TH STREET
AUSTIN  TN  78774
Creditor: 21457 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF BALLARD                   10/19/2001                 X      X        X
SHERIFF TODD COOPER
P.O. BOX 565
WICKLIFFE  KY 42087
Creditor: 21380 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF BENTON TRUSTEE            10/19/2001                 X      X        X
ATTN: SHERRY BEASLEY
1 EAST COURT SQUARE
ROOM 103
CAMDEN  TN  38320
Creditor: 21431 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 5 of 22                                                   $0.00             $  0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

COUNTY OF BOYD                      10/19/2001                 X      X        X
SHERIFF - PHILIP STURGILL
P.O. BOX 536
CATLETTSBURG  KY 41129
Creditor: 21330 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF BRACKEN SHERIFF           10/19/2001                 X      X        X
ATTN: MIKE NELSON
P.O. BOX 186
BROOKSVILLE  KY  41004
Creditor: 21323 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF BRECKINRIDGE              10/19/2001                 X      X        X
BOBBY KENNEDY, SHERIFF
P.O. BOX 127
HARDINSBURG  KY 40143
Creditor: 21346 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF CAMPBELL                  10/19/2001                 X      X        X
JOHN DUNN, SHERIFF
CAMPBELL COUNTY COURTHOUSE
4TH  & YORK STREETS
NEWPORT  KY 41071
Creditor: 21366 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF CARLISLE                  10/19/2001                 X      X        X
ATTN: STEVE MCCHRISTIAN
P.O. BOX 487
BARDWELL  KY 42023
Creditor: 21318 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF CARROLL SHERIFF           10/19/2001                 X      X        X
ATTN: CHARLES MAIDEN JR.
440 MAIN STREET
CARROLLTON  KY 41008
Creditor: 21327 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF CHEATHAM                  10/19/2001                 X      X        X
DOT JONES, TRUSTEE
P.O. BOX 56
ASHLAND  TN 37015
Creditor: 21430 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF CRITTENDEN                10/19/2001                 X      X        X
WAYNE AGENT, SHERIFF
107 SOUTH MAIN STREET
MARION  KY  42064
Creditor: 21358 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF DAVIESS SHERIFF           10/19/2001                 X      X        X
212 ST ANN STREET
OWENSBORO  KY  42303-4146
Creditor: 21368 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 6 of 22                                                   $0.00             $  0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

COUNTY OF DECATUR TRUSTEE           10/19/2001                 X      X        X
ATTN: JANIS WRIGHT
BOX 488 COURTHOUSE
DECATURVILLE  TN 38329
Creditor: 21438 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF DICKSON TRUSTEE           10/19/2001                 X      X        X
ATTN: LINDA FRAZIER
P.O. BOX 246
CHARLOTTE  TN 37036
Creditor: 21432 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF DYER  TRUSTEE             10/19/2001                 X      X        X
ATTN: JUDY PATTON
COURTHOUSE P.O. BOX 1360
DYERSBURG  TN  38024
Creditor: 21441 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF FULTON                    10/19/2001                 X      X        X
ATTN: ROBERT HOPPER, SHERIFF
P.O. BOX 7
HICKMAN  KY  42050
Creditor: 21351 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF GALLATIN                  10/19/2001                 X      X        X
ATTN: CLIFFORD HIGGINS
P.O. BOX 1025
WARSAW  KY   41095
Creditor: 21377 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF GREENUP                   10/19/2001                 X      X        X
ATTN: KEITH COOPER
P.O. BOX 318
GREENUP  KY  41144
Creditor: 21345 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF HAMILTON TRUSTEE          10/19/2001                 X      X        X
ATTN: W.R. NOBLES
ROOM 210 COURTHOUSE
CHATTANOOGA  TN 37402
Creditor: 21434 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF HANCOCK                   10/19/2001                 X      X        X
ATTN: RALPH DALE BOZARTH
P.O. BOX 427
HAWESVILLE  KY 42348
Creditor: 21348 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF HARDIN SHERIFF            10/19/2001                 X      X        X
100 PUBLIC SQUARE
ETOWN  KY  42701
Creditor: 21338 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 7 of 22                                                   $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

COUNTY OF HARDIN TRUSTEE            10/19/2001                 X      X        X
ATTN: LINDA MCCASLAND
601 MAIN STREET
SAVANNAH  TN 38372
Creditor: 21452 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF HENDERSON SHERIFF         10/19/2001                 X      X        X
COURTHOUSE
HENDERSON  KY 42420
Creditor: 21350 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF HENRY TRUSTEE             10/19/2001                 X      X        X
ATTN: JUDY MCCLANAHAN
PO BOX 776
PARIS  TN 38242
Creditor: 21450 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF HICKMAN                   10/19/2001                 X      X        X
ATTN: J.W. MORAN
COURTHOUSE
CLINTON  KY 42031
Creditor: 21331 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF HOUSTON TRUSTEE           10/19/2001                 X      X        X
ATTN: ANNETTE BAGGETT
P.O. BOX 210
ERIN  TN 37061
Creditor: 21442 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF HUMPHREYS TRUSTEE         10/19/2001                 X      X        X
ATTN: WANDA ADKINS
P.O. BOX 641
WAVERLY  TN 37185
Creditor: 21455 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF JEFFERSON                 10/19/2001                 X      X        X
SHERIFF'S OFFICE
P.O. BOX 70300
LOUISVILLE  KY  40270-0300
Creditor: 21356 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF KENTON SHERIFF            10/19/2001                 X      X        X
P.O. BOX 632
COVINGTON  KY 41012
Creditor: 21334 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF LAKE  TRUSTEE             10/19/2001                 X      X        X
ATTN: TAMMIE HOPPER
229 CHURCH STREET
BOX 9
TIPTONVILLE  TN  38079
Creditor: 21454 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 8 of 22                                                   $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

COUNTY OF LAUDERDALE TRUSTEE        10/19/2001                 X      X        X
ATTN: PAUL MEADOWS
COURTHOUSE
RIPLEY  TN 38063
Creditor: 21451 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF LEWIS                     10/19/2001                 X      X        X
ATTN: WILLIAM LEWIS
LEWIS COUNTY COURTHOUSE
VANCEBURG  KY 41179
Creditor: 21375 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF LIVINGSTON                10/19/2001                 X      X        X
ATTN: TOMMY WILLIAMS
P.O. BOX 340
SMITHLAND  KY  42081
Creditor: 21374 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF LYON                      10/19/2001                 X      X        X
ATTN: KENT MURPHY
P.O. BOX 126
EDDYVILLE  KY  42038
Creditor: 21337 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF MARION TRUSTEE            10/19/2001                 X      X        X
ATTN: DAVID KIRK
P.O. BOX 789
JASPER  TN  37347
Creditor: 21443 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF MCCRACKEN                 10/19/2001                 X      X        X
FRANK AUGUSTUS, SHERIFF
MCCRACKEN COUNTY COURTHOUSE
PADUCAH  KY 42003
Creditor: 21370 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF MEADE                     10/19/2001                 X      X        X
JOSEPH GREER, SHERIFF
516 FAIRWAY DRIVE
BRADENBURG  KY 40108
Creditor: 21321 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF MONTGOMERY TRUSTEE        10/19/2001                 X      X        X
ATTN: CAROLYN BOWERS
P.O. BOX 1005
CLARKSVILLE  TN  37041
Creditor: 21435 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF NASHVILLE & DAVIDSON      10/19/2001                 X      X        X
CHARLIE CARDWELL, METROPOLITAN TTEE
800 SECOND AVENUE NORTH SUITE 2
NASHVILLE  TN  37201
Creditor: 21447 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 9 of 22                                                   $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

COUNTY OF OLDHAM                    10/19/2001                 X      X        X
ATTN: STEVE SPARROW
100 WEST JEFFERSON STREET
LA GRANGE  KY 40031
Creditor: 21353 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF SHELBY TRUSTEE            10/19/2001                 X      X        X
ATTN: BOB PATTERSON
P.O. BOX 2751
MEMPHIS  TN  38101-2751
Creditor: 21445 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF STEWART TRUSTEE           10/19/2001                 X      X        X
ATTN:  WILBY WILLIAMS
P.O. BOX 618
DOVER  TN  37058
Creditor: 21440 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF TIPTON TRUSTEE            10/19/2001                 X      X        X
ATTN: LAURA MAX RACINE
P.O. BOX 487
COVINGTON  TN  38019
Creditor: 21437 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF TRIGG                     10/19/2001                 X      X        X
ATTN: RANDY CLARK
P.O. BOX 1609
CADIZ  KY  42211-1609
Creditor: 21325 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF TRIMBLE SHERIFF           10/19/2001                 X      X        X
P.O. BOX 56
BEDFORD  KY  40006
Creditor: 21319 - 03

                                                                                                   $ .00             UNKNOWN

COUNTY OF WAYNE TRUSTEE             10/19/2001                 X      X        X
ATTN: JANICE SMITH
P.O. BOX 338
WAYNESBORO  TN 38485
Creditor: 21456 - 03

                                                                                                   $ .00             UNKNOWN

DEPARTMENT OF FINANCE & ADMIN       10/19/2001                 X      X        X
CORPORATE INCOME TAX SECTION
P.O. BOX 919
LITTLE ROCK  AR  72203-0919
Creditor: 21285 - 03

                                                                                                   $ .00             UNKNOWN

DEPARTMENT OF REVENUE               10/19/2001                 X      X        X
P.O. BOX 3000
JEFFERSON CITY  MI 65105-3000
Creditor: 21401 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 10 of 22                                                  $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

DUNCAN, GEORGE                      10/19/2001                 X      X        X
PERRY COUNTY COURTHOUSE
P.O. BOX 910
LINDEN  TN 37096
Creditor: 21444 - 03

                                                                                                   $ .00             UNKNOWN

FLORIDA DEPARTMENT OF REVENUE       10/19/2001                 X      X        X
5050 W TENNESSEE STREET
TALLAHASSEE  FL 32399-0100
Creditor: 21296 - 03

                                                                                                   $ .00             UNKNOWN

FRANCHISE TAX BOARD                 10/19/2001                 X      X        X
P.O. BOX 942857
SACRAMENTO  CA 94257-0501
Creditor: 21288 - 03

                                                                                                   $ .00             UNKNOWN

GIRTEN, JAMES                       10/19/2001                 X      X        X
SHERIFF UNION
PO BOX 30
MORGANFIELD  KY 42437
Creditor: 21364 - 03

                                                                                                   $ .00             UNKNOWN

HORWOOD, MARCUS & BERK              10/19/2001                 X      X        X
180 NORTH LASALLE STREET
SUITE 3700
CHICAGO  IL  60601
Creditor: 21302 - 03

                                                                                                   $ .00             UNKNOWN

INTERNAL REVENUE SERVICE CENTER     10/19/2001                 X      X        X
ATTN: REVENUE OFF
ATLANTA  GA  39901-0012
Creditor: 21298 - 03

                                                                                                   $ .00             UNKNOWN

INTERNAL REVENUE SERVICE CENTER     10/19/2001                 X      X        X
ATTN: REVENUE OFFICER
CINCINNATI  OH  45999-0009
Creditor: 21413 - 03

                                                                                                   $ .00             UNKNOWN

KENTUCKY REVENUE CABINET            10/19/2001                 X      X        X
ATTN: TREASURER
FRANKFORT  KY  40620-0003
Creditor: 21343 - 03

                                                                                                   $ .00             UNKNOWN

KENTUCKY REVENUE CABINET            10/19/2001                 X      X        X
ATTN: TREASURER
FRANKFORT  KY  40620
Creditor: 21342 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 11 of 22                                                  $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

KENTUCKY REVENUE CABINET            10/19/2001                 X      X        X
DEPARTMENT OF PROPERTY VALUATION
200 FAIR OAKS LANE - 4TH FLOOR
STATION 32
FRANKFORT  KY 40620
Creditor: 21341 - 03

                                                                                                   $ .00             UNKNOWN

LOUISIANA DEPARTMENT OF REVENUE     10/19/2001                                 X
SUITE 900
1555 POYDRAS STREET
NEW ORLEANS  LA  70112-3709
Creditor: 126864 - 03

                                                                                                   $ .00             $  0.00

MAYSVILLE/MASON                     10/19/2001                 X      X        X
ATTN: TONY WENZ, SHERIFF
COURTHOUSE
MAYSVILLE  KY  41056
Creditor: 21360 - 03

                                                                                                   $ .00             UNKNOWN

MAZZEFFI & COMPANY                  10/19/2001                 X      X        X
1435 SOUTH ROSELLE ROAD
SCHAUMBURG  IL  60193-4914
Creditor: 21304 - 03

                                                                                                   $ .00             UNKNOWN

MCCARTHY TETRAULT LLP               10/19/2001                 X      X        X
BOX 48, SUITE 4700
TORONTO DOMINION BANK TOWER
TORONTO  ON  M5K 1E6  CANADA
Creditor: 21289 - 03

                                                                                                   $ .00             UNKNOWN

MIAMI-DADE PROPERTY APPRAISER       10/19/2001                 X      X        X
111 NW 1 STREET
SUITE 710
MIAMI  FL 33128-1984
Creditor: 21293 - 03

                                                                                                   $ .00             UNKNOWN

MINNESOTA PARTNERSHIP TAX           10/19/2001                 X      X        X
MAIL STATION 1760
ST. PAUL  MI 55145-1760
Creditor: 21397 - 03

                                                                                                   $ .00             UNKNOWN

OFFICE OF REVENUE                   10/19/2001                 X      X        X
P.O. BOX 23050
JACKSON  MI 39225-3050
Creditor: 21400 - 03

                                                                                                   $ .00             UNKNOWN

OFFICE OF REVENUE                   10/19/2001                 X      X        X
P.O. BOX 23050
JACKSON  MI 39215-1033
Creditor: 21399 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 12 of 22                                                  $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

PARISH OF ORLEANS                   10/19/2001                 X      X        X
1ST MUNICIPAL DISTRICT
ATTN: PATRICIA JOHNSON
4E01 CITY HALL - CIVIC CENTER
1300 PERDIDO STREET
NEW ORLEANS  LA 70112
Creditor: 21386 - 03
                                                                                                   $ .00             UNKNOWN

PENDLETON                           10/19/2001                 X      X        X
ATTN: LARK O'HARA
COURTHOUSE SQUARE
FALMOUTH  KY 41040
Creditor: 21339 - 03

                                                                                                   $ .00             UNKNOWN

PWBA                                10/19/2001                 X      X        X
P.O. BOX 7043
LAWRENCE  KS  66044-7043
Creditor: 21314 - 03

                                                                                                   $ .00             UNKNOWN

ROUSE, MARILYN                      10/19/2001                 X      X        X
BOONE COUNTY SHERIFF
PO BOX 198
BURLINGTON  KY 41005
Creditor: 21324 - 03

                                                                                                   $ .00             UNKNOWN

SALES & USE TAX                     10/19/2001                 X      X        X
P.O. BOX 999
TRENTON  NJ 08646-0999
Creditor: 21405 - 03

                                                                                                   $ .00             UNKNOWN

SALES AND USE TAX SECTION           10/19/2001                 X      X        X
P.O. BOX 1272
LITTLE ROCK  AR 72203
Creditor: 21286 - 03

                                                                                                   $ .00             UNKNOWN

SECRETARY OF REVENUE                10/19/2001                 X      X        X
P.O. BOX 91011
BATON ROUGE  LA  70821-9011
Creditor: 21384 - 03

                                                                                                   $ .00             UNKNOWN

SMITH, MARTHA CLERK & MASTER        10/19/2001                 X      X        X
HARDIN COUNTY COURTHOUSE
SECOND FLOOR
SAVANNAH  TN  38372
Creditor: 21453 - 03

                                                                                                   $ .00             UNKNOWN

STATE INCOME TAX                    10/19/2001                 X      X        X
P.O. BOX 8026
LITTLE ROCK  AR 72203-8026
Creditor: 21287 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 13 of 22                                                  $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

STATE OF ALABAMA                    10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
SALES, USE & BUSINESS TAX DIVISION
P.O. BOX 327710
MONTGOMERY  AL  36132-7710
Creditor: 21284 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF ALABAMA                    10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
INDIVIDUAL AND CORP TAX DIVISION
P.O. BOX 327441
MONTGOMERY  AL  36132-7441
Creditor: 21283 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF ALABAMA                    10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
INDIVIDUAL AND CORP TAX DIVISION
CORPORATE TAX SECTION
P.O. BOX 327430
MONTGOMERY  AL 36132-7430
Creditor: 21282 - 03
                                                                      $.00     UNKNOWN

STATE OF CONNECTICUT                10/19/2001                 X      X        X
DEPARTMENT OF REVENUE SERVICES
P.O. BOX 2974
HARTFORD  CT  06104-2974
Creditor: 21292 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF CONNECTICUT                10/19/2001                 X      X        X
DEPARTMENT OF REVENUE SERVICES
25 SIGOURNEY STREET
P.O. BOX 2970
HARTFORD  CT  06104-2970
Creditor: 21291 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF CONNECTICUT                10/19/2001                 X      X        X
DEPARTMENT OF REVENUE SERVICES
P.O. BOX 2935
HARTFORD  CT 06104-2935
Creditor: 21290 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF FLORIDA                    10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0135
Creditor: 21297 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF FLORIDA                    10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
5050 W TENNESSEE STREET
TALLAHASSEE  FL 32399-0125
Creditor: 21295 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF FLORIDA COMPTROLLER        10/19/2001                 X      X        X
101 E. GAINES STREET
3RD FLOOR
TALLAHASSEE  FL 32399-0350
Creditor: 21294 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 14 of 22                                                  $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

STATE OF HAWAII  TAX COLLECTOR      10/19/2001                 X      X        X
HAWAII DEPARTMENT OF TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 1425
HONOLULU  HI 96806-1425
Creditor: 21299 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF HAWAII  TAX COLLECTOR      10/19/2001                 X      X        X
HAWAII DEPARTMENT OF TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 3559
HONOLULU  HI  96811-3559
Creditor: 21301 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF HAWAII  TAX COLLECTOR      10/19/2001                 X      X        X
HAWAII DEPARTMENT OF TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 1530
HONOLULU  HI  96806-1530
Creditor: 21300 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF ILLINOIS                   10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
RETAILER'S OCCUPATION TAX
SPRINGFIELD  IL 62776-0001
Creditor: 21307 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF ILLINOIS                   10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 19031
SPRINGFIELD  IL 62794-9031
Creditor: 21306 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF ILLINOIS                   10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 19008
SPRINGFIELD  IL 62794-9008
Creditor: 21305 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF ILLINOIS                   10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 6994
CHICAGO  IL 60680-6994
Creditor: 21303 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF INDIANA                    10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
100 NORTH SENATE AVENUE
INDIANAPOLIS  IN  46204
Creditor: 21310 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF INDIANA                    10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 7231
INDIANAPOLIS  IN  46207-7231
Creditor: 21309 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 15 of 22                                                  $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

STATE OF INDIANA                    10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
100 NORTH SENATE AVENUE
INDIANAPOLIS  IN 46204-2253
Creditor: 21308 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF IOWA                       10/19/2001                 X      X        X
DEPT OF REVENUE AND FINANCE
INCOME TAX RETURN PROCESSING
HOOVER STATE OFFICE BUILDING
DES MOINES  IA 50319-0120
Creditor: 21312 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF IOWA                       10/19/2001                 X      X        X
DEPT OF REVENUE AND FINANCE
CORP TAX RETURN PROCESSING
P.O. BOX 10468
DES MOINES  IA 50306-0468
Creditor: 21311 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF IOWA TREASURER             10/19/2001                 X      X        X
SALES/USE TAX PROCESSING
P.O. BOX 10412
DES MOINES  IA  50306-0412
Creditor: 21313 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF LOUISIANA                  10/19/2001                 X      X        X
DEPT OF REVENUE & TAXATION
UNCLAIMED PROPERTY SECTION
PO BOX 91010
BATON ROUGE  LA  70821-9010
Creditor: 21475 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF LOUISIANA                  10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 3440
BATON ROUGE  LA 70821-3440
Creditor: 21383 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF LOUISIANA                  10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 3138
BATON ROUGE  LA  70821-3138
Creditor: 21382 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF MAINE                      10/19/2001                 X      X        X
REVENUE SERVICES
24 STATE HOUSE STATION
AUGUSTA  MA  04333-0024
Creditor: 21388 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF MAINE                      10/19/2001                 X      X        X
REVENUE SERVICES
INCOME/ESTATE TAX DIVISION
P.O. BOX 1062
AUGUSTA  MA  04332-1062
Creditor: 21389 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 16 of 22                                                  $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

STATE OF MARYLAND                   10/19/2001                 X      X        X
COMPTROLLER OF THE TREASURY
110 CARROLL STREET
ANNAPOLIS  MA  21411-0001
Creditor: 21391 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF MARYLAND COMPTROLLER       10/19/2001                 X      X        X
REVENUE ADMINISTRATION DIVISION
ANNAPOLIS  MA  21411-0001
Creditor: 21390 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF MASSACHUSETTS              10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 7039
BOSTON  MA 02204-7039
Creditor: 21394 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF MASSACHUSETTS              10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 7017
BOSTON  MA  02204
Creditor: 21393 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF MASSACHUSETTS              10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 7005
BOSTON  MA  02204
Creditor: 21392 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF MINNESOTA                  10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 64622
ST. PAUL  MI  55164-0622
Creditor: 21396 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF MINNESOTA                  10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
MAIL STATION 1250
ST. PAUL  MI  55145-1250
Creditor: 21395 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF MISSISSIPPI                10/19/2001                 X      X        X
TAX COMMISSION
P.O. BOX 960
JACKSON  MI 39205
Creditor: 21398 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF MISSOURI                   10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 700
JEFFERSON CITY  MI 65105-0700
Creditor: 21403 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 17 of 22                                                  $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

STATE OF MISSOURI                   10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
DIVISION OF TAXATION & COLLECTION
P. O. BOX 840
JEFFERSON CITY  MI 65105-0840
Creditor: 21402 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF NEW JERSEY                 10/19/2001                 X      X        X
DIVISION OF TAXATION
REVENUE PROCESSING CENTER
P.O. BOX 666
TRENTON  NJ 08646-0666
Creditor: 21406 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF NEW JERSEY                 10/19/2001                 X      X        X
DIVISION OF TAXATION
REVENUE PROCESSING CENTER
P.O. BOX 194
TRENTON  NJ  08647-0194
Creditor: 21404 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF NEW YORK                   10/19/2001                 X      X        X
CORPORATION TAX
PROCESSING UNIT
P.O. BOX 1909
ALBANY  NY 12201-1909
Creditor: 21407 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF NEW YORK                   10/19/2001                 X      X        X
SALES TAX PROCESSING
JAF BUILDING
P.O. BOX 1205
NEW YORK  NY  10116-1205
Creditor: 21409 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF NORTH CAROLINA             10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC 27640-0500
Creditor: 21412 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF NORTH CAROLINA             10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0645
Creditor: 21411 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF NORTH CAROLINA             10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC 27640-0700
Creditor: 21410 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF OHIO TREASURER             10/19/2001                 X      X        X
P.O. BOX 181140
COLUMBUS  OH  43218-1140
Creditor: 21415 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 18 of 22                                                  $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

STATE OF OHIO TREASURER             10/19/2001                 X      X        X
P.O. BOX 16561
COLUMBUS  OH 43216-6561
Creditor: 21414 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF OHIO TREASURER             10/19/2001                 X      X        X
P.O. BOX 27
COLUMBUS  OH  43266-0027
Creditor: 21416 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF OREGON                     10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
PROPERTY TAX DIVISION
955 CENTER STREET NE
SALEM  OR 97301-2555
Creditor: 21419 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF OREGON                     10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 14790
SALEM  OR 97309-0470
Creditor: 21418 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF OREGON                     10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 14260
SALEM  OR  97309-5060
Creditor: 21417 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF PENNSYLVANIA               10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
DEPT. 280406
HARRISBURG  PA 17128-0406
Creditor: 21422 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF PENNSYLVANIA               10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
BUREAU OF INDIVIDUAL TAXES
DEPT. 280509
HARRISBURG  PA  17128-0509
Creditor: 21421 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF PENNSYLVANIA               10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
BUREAU OF CORPORATION TAXES
DEPT. 280427
HARRISBURG  PA 17128-0427
Creditor: 21420 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF RHODE ISLAND               10/19/2001                 X      X        X
DIVISION OF TAXATION
ONE CAPITOL HILL
PROVIDENCE  RI 02908-5801
Creditor: 21424 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 19 of 22                                                  $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

STATE OF RHODE ISLAND               10/19/2001                 X      X        X
ONE CAPITOL HILL
STE 4
PROVIDENCE  RI 02908-5802
Creditor: 21425 - 03

                                                                                                   $    .00          UNKNOWN

STATE OF RHODE ISLAND               10/19/2001                 X      X        X
TAX ADMINISTRATOR
ONE CAPITOL HILL
PROVIDENCE  RI 02908-5811
Creditor: 21426 - 03

                                                                                                   $    .00          UNKNOWN

STATE OF SOUTH CAROLINA             10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
SALES TAX RETURN
COLUMBIA  SC 29214-0101
Creditor: 21429 - 03

                                                                                                   $    .00          UNKNOWN

STATE OF SOUTH CAROLINA             10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
PARTNERSHIP RETURN
COLUMBIA  SC 29214-0008
Creditor: 21428 - 03

                                                                                                   $    .00          UNKNOWN

STATE OF SOUTH CAROLINA             10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
CORPORATION RETURN
COLUMBIA  SC  29214-0100
Creditor: 21427 - 03

                                                                                                   $    .00          UNKNOWN

STATE OF TENNESSEE                  10/19/2001                 X      X        X
COMPTROLLER OF THE TREASURY
OFFICE OF STATE ASSESSED PROPERTIES
500 DEADERICK STREET - SUITE 500
NASHVILLE  TN 37243-0281
Creditor: 21448 - 03

                                                                                                   $    .00          UNKNOWN

STATE OF TENNESSEE                  10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
ANDREW JACKSON STATE OFFICE BLDG
500 DEADERICK STREET
NASHVILLE  TN  37242
Creditor: 21449 - 03

                                                                                                   $    .00          UNKNOWN

 STATE OF TENNESSEE DEPT OF REVENUE 10/19/2001
 ANDREW JACKSON STATE OFFICE BLDG.
 500 DEADERICK STREET
 NASHVILLE  TN  37242
 Creditor: 126857 - 03

                                                                                                   $1,706.55         $1,706.55

 STATE OF TENNESSEE DEPT OF REVENUE 10/19/2001                                 X
 NASHVILLE FIELD AUDIT - SUITE 820
 1321 MURLEESBORO ROAD
 PO BOX 17740
 NASHVILLE  TN  17740
 Creditor: 126865 - 03

                                                                                                   $   .00           $    0.00

                                    Page 20 of 22                                                  $1,706.55         $1,706.55

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

STATE OF VIRGINIA                   10/19/2001                 X      X        X
DEPARTMENT OF TAXATION
P.O. BOX 26626
RICHMOND  VI 23261-6626
Creditor: 21460 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF VIRGINIA                   10/19/2001                 X      X        X
DEPARTMENT OF TAXATION
P.O. BOX 1500
RICHMOND  VI  23218-1500
Creditor: 21459 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF WASHINGTON                 10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 34054
SEATTLE  WA  95124-1054
Creditor: 21464 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF WASHINGTON                 10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 47473
OLYMPIA  WA 98504-7473
Creditor: 21463 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF WASHINGTON                 10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
SPECIAL PROGRAMS DIVISION
MISCELLANEOUS TAX SECTION
P.O. BOX 47477
OLYMPIA  WA  98504-7477
Creditor: 21462 - 03
                                                                                                   $ .00             UNKNOWN

STATE OF WASHINGTON                 10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
SPECIAL PROGRAMS DIVISION
COMMERCIAL VESSEL TAX
P.O. BOX 47477
OLYMPIA  WA  98504-7477
Creditor: 21461 - 03
                                                                                                   $ .00             UNKNOWN

STATE OF WEST VIRGINIA              10/19/2001                 X      X        X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 1202
CHARLESTON  WV  25324-1202
Creditor: 21466 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF WEST VIRGINIA              10/19/2001                 X      X        X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 3694
CHARLESTON  WV  25336-3694
Creditor: 21465 - 03

                                                                                                   $ .00             UNKNOWN

STATE OF WEST VIRGINIA              10/19/2001                 X      X        X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 425
CHARLESTON  WV 25322-0425
Creditor: 21470 - 03

                                                                                                   $ .00             UNKNOWN

                                    Page 21 of 22                                                  $0.00               $0.00

In re: GREAT INDEPENDENCE SHIP CO.                     Case No:   01-10969 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


 Creditor's Name and                Claim was incurred on or   Contingent                          Amount            Amount
 Mailing Address                    before the date listed                                         of Claim          Entitled to
 Including Zip Code                 below.                            Unliquidated                                   Priority

                                    If claim is subject to                     Disputed
                                    setoff, so state.
                                                                                        Co-
                                                                                        Debt
                                    Date            Amount
Sub Schedule                        TAXING AUTHORITIES

STATE OF WEST VIRGINIA              10/19/2001                 X      X        X
TAX DEPARTMENT
P.O. BOX 1826
CHARLESTON  WV 25327-1826
Creditor: 21469 - 03

                                                                                                   $     .00         UNKNOWN

STATE OF WEST VIRGINIA              10/19/2001                 X      X        X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 3694
CHARLESTON  WV 25336-3694
Creditor: 21468 - 03

                                                                                                   $     .00         UNKNOWN

STATE OF WEST VIRGINIA              10/19/2001                 X      X        X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 1071
CHARLESTON  WV  25324-1071
Creditor: 21467 - 03

                                                                                                   $     .00         UNKNOWN

STATE OF WISCONSIN                  10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
BOX 93389
MILWAUKEE  WI 53293-0389
Creditor: 21474 - 03

                                                                                                   $     .00         UNKNOWN

STATE OF WISCONSIN                  10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 8965
MADISON  WI 53708-8965
Creditor: 21473 - 03

                                                                                                   $     .00         UNKNOWN

STATE OF WISCONSIN                  10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 8908
MADISON  WI 53708-8908
Creditor: 21472 - 03

                                                                                                   $     .00         UNKNOWN

STATE OF WISCONSIN                  10/19/2001                 X      X        X
DEPARTMENT OF REVENUE
P.O. BOX 59
MADISON  WI 53785-0001
Creditor: 21471 - 03

                                                                                                   $     .00         UNKNOWN

STATE PROCESSING CENTER             10/19/2001                 X      X        X
P.O. BOX 61000
ALBANY  NY  12261-0001
Creditor: 21408 - 03

                                                                                                   $     .00         UNKNOWN

           Total Sub Schedule:                                                                     $1,706.55         $1,706.55

             Total Schedule E:                                                                     $1,706.55         $1,706.55

                                                                     Page 22 of 22                 $    0.00         $    0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:GREAT RIVER CRUISE LINE, L.L.C.              Case Number:01-10963 (EIK )

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

LISTING A CONTRACT OR AGREEMENT ON THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH CONTRACT OR AGREEMENT IS AN EXECUTORY CONTRACT OR UNEXPIRED LEASE OR THAT SUCH CONTRACT OR AGREEMENT IS VALID OR ENFORCEABLE. ANY AND ALL OF THE DEBTOR'S RIGHTS, CLAIMS AND CAUSES OF ACTION WITH RESPECT TO THE CONTRACTS AND AGREEMENTS LISTED ON THIS SCHEDULE ARE HEREBY RESERVED AND PRESERVED.

OMISSION OF A CONTRACT OR AGREEMENT FROM THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH OMITTED CONTRACT OR AGREEMENT IS NOT AN EXECUTORY CONTRACT OR UNEXPIRED LEASE. THE DEBTOR'S RIGHTS UNDER THE BANKRUPTCY CODE WITH RESPECT TO ANY SUCH OMITTED CONTRACT OR AGREEMENT ARE NOT IMPAIRED BY THE OMISSION. THIS SCHEDULE MAY BE AMENDED AT ANY TIME TO ADD ANY OMITTED CONTRACT OR AGREEMENT.



                                  See Attached

In re : GREAT RIVER CRUISE LINE, L.L.C.               Case No: 01-10963 (EIK)

              Schedule G- Executory Contracts and Unexpired Leases

Name and Mailing              Description of Contract or Lease and Nature of
                              Debtor's Interest,

Address of Other Parties to   State Whether Lease is for Nonresidential Real
                              Property. State

Lease or Contract             Contract Number of any Government Contract.

Sub Schedule                            MISCELLANEOUS CONTRACTS

SESAC, INC.                       MUSIC LICENSING AGREEMENT
421 W 54TH STREET
NEW YORK  NY  10019
Creditor: 7196

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:GREAT RIVER CRUISE LINE, L.L.C.              Case Number:01-10963 (EIK )

                                   SCHEDULE H

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

CREDITOR                                               CODEBTOR
NONE                                                   NONE



Page 1 of 1